AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.

    ARTICLES OF AMENDMENT

    AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC., a Maryland corporation whose principal Maryland office is located in Baltimore, Maryland (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

    FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

    SECOND: Pursuant to authority expressly vested in the Board of Directors by Article FOURTH and Article SIXTH of the Articles of Incorporation of the Corporation (“Articles of Incorporation”), the Board of Directors has (i) duly approved the merger of One Choice 2025 Portfolio into One Choice In Retirement Portfolio; (ii) duly approved the merger of One Choice Blend+ 2015 Portfolio into One Choice Blend+ In Retirement Portfolio; and (iii) duly established two (2) new series of the Corporation’s authorized but unissued shares, in accordance with Section 2-208(a) of the Maryland General Corporation Law, titled One Choice 2070 Portfolio and One Choice Blend+ 2070 Portfolio (collectively, the “New Series”).

    THIRD: The New Series shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions for redemption as set forth in the Articles of Incorporation and is not changed by these Articles of Amendment, except with respect to the creation and/or designation of the New Series.

    FOURTH: These Articles of Amendment do not increase the total number of shares of stock that the Corporation has authority to issue or the aggregate par value thereof. The total number of shares of stock that the Corporation has authority to issue is Six Billion (6,000,000,000) shares of capital stock with a par value of $0.01 each, and an aggregate par value of $60,000,000.

    FIFTH: Immediately prior to the New Series, the duly established classes of shares (each hereinafter referred to as a “Class”) of the twenty-six (26) series of stock were as follows:

Series Name	Class
One Choice 2025 Portfolio	Investor
I
A
C
R
R6

Series Name	Class
One Choice 2030 Portfolio	Investor
I
A
C
R
R6

One Choice 2035 Portfolio	Investor
I
A
C
R
R6

One Choice 2040 Portfolio	Investor
I
A
C
R
R6

One Choice 2045 Portfolio	Investor
I
A
C
R
R6

One Choice 2050 Portfolio	Investor
I
A
C
R
R6

One Choice 2055 Portfolio	Investor
I
A
C
R
R6

One Choice 2060 Portfolio	Investor
I
A
C
R
R6

Series Name	Class
One Choice 2065 Portfolio	Investor
I
A
C
R
R6

One Choice In Retirement Portfolio	Investor
I
A
C
R
R6

One Choice Portfolio: Very Conservative	Investor
R

One Choice Portfolio: Conservative	Investor
R

One Choice Portfolio: Moderate	Investor
R

One Choice Portfolio: Aggressive	Investor
R

One Choice Portfolio: Very Aggressive	Investor
R

One Choice Blend+ 2015 Portfolio	Investor
I
A
R
R6

One Choice Blend+ In Retirement Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2025 Portfolio	Investor
I
A
R
R6

Series Name	Class
One Choice Blend+ 2030 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2035 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2040 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2045 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2050 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2055 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2060 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2065 Portfolio	Investor
I
A
R
R6

Each Class of each such series shall consist, until further changed, of the lesser of (x) 6,000,000,000 shares or (y) the number of shares that could be issued by issuing all of the shares of any series currently or hereafter classified less the total number of shares then issued and outstanding in all of such series.

    SIXTH: Immediately after the addition of the New Series, the duly established Classes of shares of the twenty-six (26) series of stock were as follows:

Series Name	Class
One Choice 2030 Portfolio	Investor
I
A
C
R
R6

One Choice 2035 Portfolio	Investor
I
A
C
R
R6

One Choice 2040 Portfolio	Investor
I
A
C
R
R6

One Choice 2045 Portfolio	Investor
I
A
C
R
R6

One Choice 2050 Portfolio	Investor
I
A
C
R
R6

Series Name	Class
One Choice 2055 Portfolio	Investor
I
A
C
R
R6

One Choice 2060 Portfolio	Investor
I
A
C
R
R6

One Choice 2065 Portfolio	Investor
I
A
C
R
R6

One Choice 2070 Portfolio	Investor
I
A
C
R
R6

One Choice In Retirement Portfolio	Investor
I
A
C
R
R6

One Choice Portfolio: Very Conservative	Investor
R

One Choice Portfolio: Conservative	Investor
R

One Choice Portfolio: Moderate	Investor
R

One Choice Portfolio: Aggressive	Investor
R

One Choice Portfolio: Very Aggressive	Investor
R

Series Name	Class
One Choice Blend+ In Retirement Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2025 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2030 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2035 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2040 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2045 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2050 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2055 Portfolio	Investor
I
A
R
R6

Series Name	Class
One Choice Blend+ 2060 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2065 Portfolio	Investor
I
A
R
R6

One Choice Blend+ 2070 Portfolio	Investor
I
A
R
R6

Each Class of each such series shall consist, until further changed, of the lesser of (x) 6,000,000,000 shares or (y) the number of shares that could be issued by issuing all of the shares of any series currently or hereafter classified less the total number of shares then issued and outstanding in all of such series.

SEVENTH: Except as otherwise provided by the express provisions of these Articles of Amendment, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to serialize, classify or reclassify and issue any unissued shares of any series or class or any unissued shares that have not been allocated to a series or class, and to fix or alter all terms thereof, to the full extent provided by the Articles of Incorporation.

    EIGHTH: A description of the series and classes of shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions for redemption is set forth in the Articles of Incorporation and is not changed by these Articles of Amendment, except with respect to the creation and/or designation of the various series.

    NINTH: The Board of Directors of the Corporation duly adopted resolutions dividing into series and classes the authorized capital stock of the Corporation as set forth in these Articles of Amendment.

    TENTH:     The amendments to the Articles of Incorporation as set forth above were approved by at least a majority of the entire Board of Directors of the Corporation and were limited to changes expressly authorized by Section 2-605 of the Maryland General Corporation Law without action by the stockholders.

    IN WITNESS WHEREOF, AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC. has caused these Articles of Amendment to be signed and acknowledged in its name and on its behalf by its President and attested to by its Assistant Secretary on this 4th day of November, 2025.

ATTEST:		AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.

/s/ Otis H. Cowan		/s/ Patrick Bannigan
Name:	Otis H. Cowan	Name:	Patrick Bannigan
Title	Assistant Secretary	Title:	President

    THE UNDERSIGNED PRESIDENT OF AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, as to all matters or facts required to be verified under oath, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, those matters and facts, are true in all material respects under the penalties of perjury.

Dated: November 4, 2025	/s/ Patrick Bannigan
Patrick Bannigan, President

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